Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

The certification set forth below is being submitted in connection with AES Red Oak, L.L.C’s annual report on Form 10K (“the Report)  for the purpose of complying with Section 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A. W. Bergeron, the President and Thomas P. Keating, the Chief Financial Officer of AES Red Oak, L.L.C., each certifies that, to the best of his or her knowledge:

1.               the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AES Red Oak, L.L.C.

Date:  March 24, 2005

/s/ A.W. Bergeron
Name: A.W. Bergeron
President

/s/ Thomas P. Keating
Name: Thomas P. Keating
Chief Financial Officer